UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 21, 2005 (January 10, 2005)

Date of Report (Date of earliest event reported)

DAIMLERCHRYSLER AUTO TRUST 2004-C

(Exact name of registrant as specified in its charter)

Delaware	333-75942-09	20-6334982
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

500 Stanton Christiana, Newark, Delaware 19713

(Address of principal executive offices) (Zip Code)

(248) 427-2565

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 8. Other Events

Item 8.01. Other Events

     On the payment date January 10, 2005, payments were made to the holders of DaimlerChrysler Auto Trust Series 2004-C, Asset Backed Notes.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

     (a) Financial statement of businesses acquired:

     None

     (b) Pro forma financial information:

     None

     (c) Exhibits:

     Exhibit 99:           Monthly report to holders of the Asset Backed Notes, Series 2004-C, relating to the January 10, 2005 Payment Date.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DaimlerChrysler Auto Trust 2004-C (Registrant)
	By:	DaimlerChrysler Services
North America LLC, as Administrator

	By:	/s/ Mark L. Davis

Mark L. Davis
Assistant Controller

Date: January 21, 2005

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INDEX TO EXHIBITS

Exhibit No.	Description

99	Monthly report to holders of the Asset Backed Notes, Series 2004-C, relating to the January 10, 2005 Payment Date.

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